UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1933

Date of Report: May 29, 2020

(Date of earliest event reported)

Cannonau Corp.

(Exact name of registrant as specified in its charter)

Nevada --------------------------------	333-145876 --------------------------------	84-2870437 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

937 "Old Seneca Turnpike Road

Skaneateles, NY 13252-9318

(Address of principal executive offices)

(Address of principal executive offices) (Zip Code)

(315) 558-3702

---------------------------------------------------------------

(Registrant’s telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02            Unregistered Sales of Equity Securitirs.

On May 29, 2020 the Registrant borrowed $8,000,00 from Aquamarine Holdings, LLC (“Aquamarine”) to take care of outstanding debts.  The Registrant retired $1,142.00 of said debt in exchange for 30,000,000 newly issued restricted shares of the Registrant issued to Aquamarine at a conversion price of $0.000038 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannonau CORP.
(Registrant)

Date: June 25, 2020	By: /s/ Carmen J Carbona
Name Carmen J Carbona Title CEO